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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements (Form S-3 No. 33-55931, 333-27989, 333-32831 and 333-56055 and Form S-8 No.
333-32833, 333-32835, 333-32837, 333-32839, 333-32841, 333-32843, 333-45657 and
333-46671) of Texas Utilities Company of our report dated August 12, 1998, appearing in the Current Report (Form 8-K) of Texas Utilities Company dated December 10, 1998, filed with the Securities and Exchange Commission.


ERNST & YOUNG


London, England
December 10, 1998